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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported) November 24, 1997


                      AEROSPACE CREDITORS LIQUIDATING TRUST
                           (Exact name of registrant)


      New York                     0-21984                          13-7020026
(State of organization)   (Commission File Number)    (I.R.S. Employer Identification Number)


            444 Madison Avenue, 7th Floor, New York, New York 10022
             (Address of principal executive offices and zip code)

                                 (212) 317-8292
                         (Registrant's telephone Number)




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ITEM 5.  OTHER EVENTS

           Aerospace Creditors Liquidating Trust incorporates herein by reference the information contained in the press release filed as Exhibit 99 to this Current Report.


ITEM 7.  EXHIBITS

       EXHIBIT NO.

           99 Press Release by Aerospace Creditors Liquidating Trust, dated November 24, 1997, regarding expected suspension of trading of the Trust's Units on the Pacific Exchange





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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AEROSPACE CREDITORS LIQUIDATING TRUST
                                                  (Registrant)



                                       BY:   /s/ MARK M. FELDMAN
                                          ----------------------------------
                                                Mark M. Feldman
                                                Trustee



                                       BY:   /s/ BRADFORD T. WHITMORE
                                          ----------------------------------
                                                Bradford T. Whitmore
                                                Trustee



                                       BY:   /s/ PAUL S. WOLANSKY
                                          ----------------------------------
                                                Paul S. Wolansky
                                                Trustee

Dated:  November 25, 1997

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                                    EXHIBITS

       EXHIBIT NO.

           99 Press Release by Aerospace Creditors Liquidating Trust, dated November 24, 1997, regarding expected suspension of trading of the Trust's Units on the Pacific Exchange




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